SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)      Identification Number)
         Vermont                    000-28449              03-0283552

(Address of principal executive offices)
       20 Main St., P.O. Box 667                           (Zip Code)
            Morrisville, VT                                05661-0667

Registrant's telephone number, including area code:  (802) 888-6600

        (Former name or former address, if changed since last report)

                               Not applicable


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Item 7:  Financial Statements and Exhibits

The following Exhibit, referred to in Item 12 of the Report is furnished, not filed; herewith:

      c)    Exhibits:
            99.1 Union Bankshares, Inc. Fourth Quarter Report to shareholders mailed January 27, 2004

Item 12: Disclosure of Operations and Financial Condition

      As provided in General Instruction B.6 to Form 8-K, the information furnished in this Item 12 and in Exhibit 99 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

      On January 27, 2003, Union Bankshares, Inc. mailed its Fourth Quarter unaudited report to shareholders, a copy of which is furnished with this Form 8-K as Exhibit 99.1, presenting information concerning our results of operations and financial condition for our fourth quarter and year ended, December 31 2003 and the declaration of a dividend.


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Union Bankshares, Inc.


January 28, 2004                    /s/ Marsha A. Mongeon
                                        ______________________________
                                        Marsha A. Mongeon, Chief Financial
                                        Officer


January 28, 2004                    /s/ Kenneth D. Gibbons
                                        ______________________________
                                        Kenneth D. Gibbons, President/Chief
                                        Executive Officer


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                                EXHIBIT INDEX

99.1 Union Bankshares, Inc., Fourth Quarter Report to shareholders mailed January 27, 2004.


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